UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 5, 2010

Date of Report (Date of earliest event reported):

Optimized Transportation Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53405	74-2958195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 Grant Street Suite 2307 Pittsburgh, PA 15219
(Address of principal executive offices)

Registrant’s telephone number, including area code:  412-258-2260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.06 Change in Shell Company Status

Item 8.01 Other Items

The Company inadvertently failed to check the box on the 10-Q’s for the quarter ended March 31,2010 and June 30, 2010, indicating that the Company is not a shell company. The Company has had operations since the reverse merger that was completed on June 30, 2009, and the box indicating whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act) should have been checked No.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

OPTIMIZED TRANSPORTATION MANAGEMENT, Inc.

Date: October 5, 2010

By: /s/ Kevin P. Brennan

Kevin P. Brennan

Chief Executive Officer

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